SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                      of the Securities Exchange Act of 1934

[X] Filed by the Registrant     [ ] Filed by a party other than the Registrant

Check the appropriate box:

[ ] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[X] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

             Renaissance Capital Growth & Income Fund III, Inc.
             --------------------------------------------------
              (Name of Registrant as Specified in its Charter)

   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):


[X] No fee required

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

    1) Title of each class of securities to which transaction applies:

       _______________________________________________________________________

    2) Aggregate number of securities to which transaction applies:

       _______________________________________________________________________

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

       _______________________________________________________________________

    4) Proposed maximum aggregate value of transaction:

       _______________________________________________________________________

    5) Total fee paid:

       _______________________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.


    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

              RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
               8080 North Central Expressway, Suite 210, LB-59
                          Dallas, Texas 75206-1857

                NOTICE OF 2001 ANNUAL MEETING OF SHAREHOLDERS
                      To Be Held On Friday, May 18, 2001

To the Shareholders of
Renaissance Capital Growth & Income Fund III, Inc.:

NOTICE IS HEREBY GIVEN that the 2001 Annual Meeting of Shareholders (the "Annual Meeting") of Renaissance Capital Growth & Income Fund III, Inc. (the "Fund"), a Texas corporation regulated as a business development company under the Investment Company Act of 1940, will be held at the Renaissance Dallas Hotel, Dallas, Texas, on Friday, May 18, 2001, at 8:00 a.m., local time, for the following purposes:

    1. To elect one Class One director of the Fund, to hold office for a term of three years or until a successor is elected and qualified;

    2. To ratify the appointment by the Fund's Board of Directors of Ernst & Young LLP as the auditor for the Fund for the fiscal year ending December 31, 2001; and

    3. To transact any and all other business that may properly be presented at the Annual Meeting or any adjournment(s).

A copy of the Fund's 2000 Annual Report to shareholders is enclosed for your review. Shareholders will have the opportunity to meet the principal officers of selected Portfolio Companies and to hear their business reviews.

The close of business on March 29, 2001 has been fixed as the record date for determining shareholders entitled to notice of, and to vote at the Annual Meeting or any adjournment. The enclosed proxy card is being solicited on behalf of the Board of Directors.

You are cordially invited to attend the Annual Meeting. However, whether or not you expect to attend the Annual Meeting in person, please mark, sign, date and return the accompanying proxy card promptly in the enclosed, self-addressed, stamped envelope so that your shares can be voted at the Annual Meeting. Your proxy will be returned to you at the Annual Meeting if you so request or otherwise in the manner provided for revocation of proxies described on the initial pages of the enclosed proxy statement. Prompt response by our shareholders will reduce the time and expense of solicitation.

                                            By Order of the Board of Directors

                                            /S/ Barbe Butschek
                                            ----------------------------------
                                            Barbe Butschek, Secretary

Dallas, Texas
April 11, 2001

              RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                               PROXY STATEMENT
                                     For
                     2001 ANNUAL MEETING OF SHAREHOLDERS
                      TO BE HELD ON FRIDAY, MAY 18, 2001


                           SOLICITATION OF PROXIES

This Proxy Statement is being furnished to the shareholders of Renaissance Capital Growth & Income Fund III, Inc.(the "Fund"), a Texas corporation regulated as a business development company under the Investment Company Act of 1940 (the "1940 Act"). The Fund's Board of Directors is soliciting proxies to be voted at the 2001 Annual Meeting of Shareholders (the "Annual Meeting") to be held on Friday, May 18, 2001, at the Renaissance Dallas Hotel, Dallas, Texas, at 8:00 a.m., local time and at any adjournment(s). This Proxy Statement is first being sent to shareholders on or about April 19, 2000.

The accompanying proxy card is designed to permit each Fund shareholder to vote for or against or to abstain from voting on the proposals described in this Proxy Statement, and to authorize the persons serving as proxies to vote in their discretion with respect to any other proposal properly presented at the Annual Meeting. When a shareholder's executed proxy card specifies a choice with respect to a voting matter, the shares will be voted accordingly. If no specifications are made, then the proxy will be voted by the persons serving as proxies at the Annual Meeting FOR (i) the election of one Class One director, and (ii) the ratification of the appointment of Ernst & Young LLP as the auditor for the Fund for the current fiscal year.

The Board of Directors encourages the shareholders to attend the Annual Meeting personally. Executing and returning the accompanying proxy card will not affect a shareholder's right to attend the Annual Meeting and to vote in person. Any shareholder given a proxy has the right to revoke it at any time before it is voted by giving written notice of revocation to Ms. Barbe Butschek, Secretary, Renaissance Capital Growth & Income Fund III, Inc., 8080 North Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, by executing and delivering a later-dated proxy, or by attending the Annual Meeting and voting in person. No revocation notice or later-dated proxy, however, will be effective until received by the Fund at or prior to the Annual Meeting. Revocation will not affect a vote on any matters taken prior to the receipt of the revocation. Mere attendance at the Annual Meeting will not by itself revoke the proxy.

In addition to soliciting proxies by mail, officers and directors of the Fund, and officers, directors and regular employees of Renaissance Capital Group, Inc. ("Renaissance Group"), the investment advisor to the Fund, may solicit the return of proxies by personal interview, mail, telephone and facsimile. These persons will not receive additional compensation for their services, but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees and fiduciaries will be requested by the Fund to forward solicitation material to the beneficial owners of shares. The Fund will pay all costs of solicitation.

The Fund's 2000 Annual Report to shareholders is enclosed for the review of all shareholders entitled to notice of and to vote at the Annual Meeting. The Annual Report is not incorporated into this Proxy Statement and is not considered proxy soliciting material.

The Fund's principal offices are located at 8080 N. Central Expressway, Suite 210, LB-59, Dallas, Texas 75206-1857, and its telephone number is (214) 891-8294.

                           PURPOSES OF THE MEETING

At the Annual Meeting, Fund shareholders will have the opportunity to meet principal officers of selected Portfolio Companies and to hear their business reviews. In addition, the shareholders will consider and vote upon the following matters:

    1. The election of one Class One director of the Fund, to hold office for a term of three years or until a successor is elected and qualified;

    2. Ratification of the Board of Director's appointment of Ernst & Young LLP as the auditor for the Fund for the fiscal year ending December 31, 2001; and

    3. Such other and further business as may properly be presented at the Annual Meeting or any adjournment(s).

                        RECORD DATE AND SHARE OWNERSHIP

The close of business on March 29, 2001 has been fixed as the record date (the "Record Date") for determining shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment. At the close of business on the Record Date, the Fund had outstanding 4,341,618 shares of Common Stock and approximately 844 record holders.

                                    VOTING

Each share of Common Stock is entitled to one vote. The Common Stock is the only class of securities of the Fund entitled to vote at the Annual Meeting. A Shareholder is entitled to vote all shares of Common Stock held of record at the close of business on the Record Date, in person or by proxy, at the Annual Meeting. There are no cumulative voting rights. All votes will be tabulated by the inspector of election appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

A quorum for the Annual Meeting will consist of the presence, in person or by proxy, of the holders of a majority of the shares outstanding and entitled to vote as of the Record Date. Shares that are voted "FOR," "AGAINST," OR "WITHHELD FROM" a matter are treated as being present at the meeting for purposes of determining the presence of a quorum and are also treated as shares "represented and voting" at the Annual Meeting (the "Votes Cast") with respect to such matter.

Broker non-votes and abstentions will be counted for purposes of determining the presence of a quorum but will not be voted for or against a proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against any proposal where the required vote is a percentage of the shares present or outstanding. Abstentions and broker non-votes will not be counted as votes cast for purposes of determining whether sufficient votes have been received to approve a proposal.

If a quorum is not present at the Annual Meeting or, although a quorum is present, an insufficient number of votes in favor of any of the proposals set forth in the Notice of Meeting are not received by the date of the Annual Meeting, the persons named as proxies may vote for one or more adjournment(s) of the Annual Meeting with no other notice than announcement at the Annual Meeting. Further solicitations of proxies with respect to these proposals may be made. Broker non-votes and abstentions will not be voted for any adjournments.

                                PROPOSAL ONE
                           ELECTION OF DIRECTORS

Peter Collins has been nominated as a Class One director to serve for a term of three years or until his respective successor is elected and qualified. One Class One directorship shall remain vacant.

Pursuant to the Fund's Articles of Incorporation and Bylaws, the Board of Directors consists of five directors and is divided into three classes. Each
class serves for a three-year term.   The term of office of the Class One
directors expires at the Annual Meeting to be held this year, and the term of office of the Class Two directors expires at the Annual Meeting of shareholders to be held in 2002, the term of office of the Class Three directors expires at the Annual Meeting of shareholders to be held in 2003.

Because the Board is divided into classes, only those directors in a single class may be changed in any one year. Consequently, changing a majority of the Board of Directors would require two years (although under Texas law, procedures are available to remove directors even if they are not then standing for re-election and, under Securities and Exchange Commission regulations, procedures are available for including appropriate shareholder proposals in the annual proxy statement). Having a classified Board of Directors, which may be regarded as an "anti-takeover" provision, may make it more difficult for shareholders to change the majority of directors and thus have the effect of maintaining the continuity of management.

Class One Director
------------------

Peter Collins, age 55, has been a financial and management consultant to closely-held businesses for the last ten years in the USA, the UK, and Europe, in areas of finance, start-ups, joint ventures and mergers and acquisitions. He has advised companies in every segment of industry (including manufacturing, distribution, service, agriculture, construction and multi-media) and in all stages of development (from start-up to bankruptcy). Mr. Collins was educated in England, where he received a B.Sc. in Civil Engineering from Liverpool University and an M.Sc. in Business Administration from The City University, London. He has served as a Class One director since 1994.

Continuing Directors

Class Two Director - Term Expires at 2002 Annual Meeting
--------------------------------------------------------

Edward O. Boshell, Jr., age 65, is the retired Chairman of the Board and CEO of Columbia General Corporation and is a private investor. He has served as a Class Two director since November 1998.

Class Three  Directors - Term Expires at 2003 Annual Meeting
------------------------------------------------------------

Russell Cleveland, age 62, is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group. He has served as President, Chief Executive Officer and a Class Three director of the Fund since 1994. He is a Chartered Financial Analyst with over 35 years experience as a
specialist in investments in smaller capitalization companies.   A graduate of
the Wharton School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland also serves on the Boards of Directors of Renaissance US Growth and Income Trust PLC, Bentley Pharmaceuticals, Inc., Danzer Corporation, Integrated Security Systems, Inc., and Tutogen Medical, Inc.

Ernest C. Hill, age 61, has a broad background in convertible securities analysis with major NYSE brokerage firms and institutional investors. He specializes in computer-aided investment analysis and administrative procedures. Mr. Hill was awarded a Ford Fellowship to the Stanford School of Business, where he received an MBA, with honors, in Investment and Finance. Mr. Hill's prior experience includes service as Assistant Professor of Finance, Southern Methodist University and Associate Director of the Southwestern Graduate School of Banking. He has served as a Class Three director since 1994.

The nominee for the Class One director receiving the vote of a plurality of the shares present, in person or by proxy, and entitled to vote at the Annual Meeting will be elected as a director. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE FOR THE CLASS ONE DIRECTOR.

INFORMATION CONCERNING OFFICERS AND DIRECTORS

Certain information concerning the Fund's directors, officers and all directors and officers of the Fund as a group is set forth below:

                                                      Number of
                                                       Shares
                                                    Beneficially
                                                   Owned Directly
Name, Address and                       Term as   or Indirectly as    Percent
Fund Positions and          Director   Director          of              of
     Offices           Age   Since      Expires    the Record Date     Class
------------------------------------------------------------------------------
Peter Collins,          55    1994        2001          1,900            0.04%
Director                               (Class One)

Edward O. Boshell,      65    1998        2002         40,179 (2)        0.93%
Jr., Director                          (Class Two)

Russell Cleveland,      62    1994        2003        232,058 (3)        5.34%
President, Chief                      (Class Three)
Executive Officer
and Director(1)

Ernest C. Hill,         61    1994        2003               0             -
Director                              (Class Three)

Robert C. Pearson,      65      -           -           10,635           0.24%
Vice President

John A. Schmit,         33      -           -            2,641           0.06%
Vice President

Barbe Butschek,         46      -           -            1,170           0.03%
Secretary and
Treasurer

All directors and        -      -           -          288,583           6.64%
officers of the Fund
as a group (7 persons)

________________________

*The address of all such persons is c/o Renaissance Capital Growth & Income Fund
 III, Inc., 8080 North Central Expressway, Suite 210 LB-59, Dallas, Texas 75206.

(1) "Interested person," as defined by 1940 Act.
(2) Shares owned indirectly through Columbia General Investments, L.P.
(3) Includes 20,089 shares owned by the Cleveland Family Limited Partnership and 211,969 shares owned by Renaissance Investment Limited Partnership.

Mr. Cleveland is a director of, and the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group, which serves as the investment manager of, Renaissance US Growth and Income Trust PLC, an investment trust listed on the London Stock Exchange. Renaissance Group was also the managing partner of, and Mr. Hill served as an independent general partner of, Renaissance Capital Partners, Ltd., which was dissolved on December 27, 2000. In 2000, Mr. Cleveland oversaw three portfolios and Mr. Hill oversaw two portfolios within the Renaissance fund complex.

Committees and Meetings

The Board of Directors held 12 meetings in 2000, and each director attended at least 75% of these meetings. The Audit Committee consists of Ernest C. Hill, Peter Collins and Edward O. Boshell, Jr. and held 1 meeting in 2000.

Director Compensation

Directors who are not employees of either the Fund or Renaissance Group receive a monthly fee of $1,000, plus $500 and out of pocket expenses for each meeting held from January 1 through April 30, 2000. Directors who are not employees of either the Fund or Renaissance Group receive a monthly fee of $1,500, plus $750 and out-of-pocket expenses for each meeting held from May 1, 2000 going forward. The Fund does not pay any fees to, or reimburse expenses of, its directors who are considered "interested persons" of the Fund. The aggregate compensation for the period from January 1 to December 31, 2000 that the Fund paid each director, and the aggregate compensation paid to each director for the most recently completed fiscal year by other funds to which Renaissance Group provided investment advisory services (collectively, the "Renaissance Fund Complex") is set forth below:

                                 Pension or                        Total 2000
                   Aggregate     Retirement                       Compensation
                     2000     Benefits Accrued     Estimated     from Fund and
                 Compensation  as Part of Fund  Annual Benefits   Renaissance
Name of Director   from Fund      Expenses      upon Retirement  Fund Complex
------------------------------------------------------------------------------
Russell Cleveland   $     0          $ 0              $ 0           $     0
(1)

Peter Collins        17,750            0                0            17,750

Ernest C. Hill       18,500            0                0            18,500

Edward O. Boshell,   18,500            0                0            18,500
Jr.

C.A. Rundell,        14,750            0                0            14,750
Jr. (2)
_______________________

(1) Renaissance Group earned $1,056,483.00 in investment advisory fees from the Fund in 2000. See "Information about the Fund's Principal Officers and Investment Advisor."

(2) Resigned as a director on October 6, 2000.


Executive Compensation and Options

Officers of the Fund receive no compensation from the Fund. The Fund has never issued optionsn or warrants to officers or directors of the Fund.

                                PROPOSAL TWO
                   RATIFICATION OF APPOINTMENT OF AUDITOR

The Board of Directors has selected Ernst & Young LLP, independent public accountants, to audit the Fund for the fiscal year ending December 31, 2001. Their selection was approved by the vote of a majority of the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund, as defined in the 1940 Act. Ernst & Young LLP has performed audit services for the Fund since 1999. A representative of Ernst & Young LLP is expected to attend the Annual Meeting. The Ernst & Young LLP representative will respond to appropriate questions from the shareholders and will be given the opportunity to make a statement, should the representative desire to do so. Audit fees for the fiscal year ended December 31, 2000 were $43,000.00. There were no fees paid for financial system design and implementation or any other fees paid to Ernst & Young LLP.

The affirmative role of a majority of shares present, in person or by proxy, and entitled to vote at the Annual Meeting is required for the ratification of the selection of the Fund's independent auditors.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE FUND'S AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001.

INFORMATION ABOUT THE FUND'S OFFICERS AND THE INVESTMENT ADVISOR

Officers

Set forth below is certain information regarding the officers of Renaissance Group, the Fund's investment advisor:

Russell Cleveland, age 62, is the President, Chief Executive Officer, the sole Director and the majority shareholder of Renaissance Group. He is also President, Chief Executive Officer and a Class Three director of the Fund. He is a Chartered Financial Analyst with over 35 years experience as a specialist
in investments for smaller capitalization companies.   A graduate of the Wharton
School of Business, Russell Cleveland has served as President of the Dallas Association of Investment Analysts. Mr. Cleveland serves on the Boards of Directors of Renaissance US Growth and Income Trust PLC, Bentley Pharmaceuticals, Inc., Integrated Security Systems, Inc., and Tutogen Medical, Inc. He has served as an officer and director of the Fund since 1994.

Barbe Butschek, age 46, has been associated with Renaissance Group and its predecessor companies since 1977, and is a shareholder of Renaissance Group. As Senior Vice President and Secretary/Treasurer of Renaissance Group, she has been responsible for office management, accounting management, and records management of several investment funds. Ms. Butschek supervises investor records and information with respect to Renaissance Group and its funds. She also prepares and maintains investor tax and information reports. Ms. Butschek has served as Secretary and Treasurer of the Fund since 1994.

Robert C. Pearson, age 65, joined Renaissance Group in April 1997 and is Senior Vice President - Investments. He is also Vice President of the Fund. Mr.

Pearson brings over thirty years of experience to Renaissance Group's corporate finance function. From May 1994 to May 1997, Mr. Pearson was an independent financial management consultant. From May 1990 to May 1994, he served as Chief Financial Officer and Executive Vice President of Thomas Group, Inc., a management consulting firm, where he was instrumental in moving a small privately held company from a start-up to a public company with over $40 million in revenues. Prior to 1990, Mr. Pearson was responsible for all administrative activities for the Superconducting Super Collider Laboratory. In addition, from 1960 to 1985, Mr. Pearson served in a variety of positions at Texas Instruments in financial planning and analysis, holding such positions as Vice President-Controller and Vice President-Finance. Mr. Pearson holds a BS in Business from the University of Maryland and was a W.A. Paton Scholar with an MBA from the University of Michigan. He is a director of CaminoSoft Corp., Display Technologies, Inc., and Poore Brothers, Inc., all publicly-held companies in which the Fund is an investor. He is also a director of Advanced Power Technology, Inc., a publicly-held company.

John A. Schmit, age 33, joined Renaissance Group in 1997, and is Vice President - Investments. Mr. Schmit is responsible for portfolio analysis and monitoring. From September 1992 to September 1994, he practiced law with the law firm of Gibson, Ochsner & Adkins, Tulsa, Oklahoma. He holds a BBA in Finance from Texas Christian University, a JD from the University of Oklahoma College of Law and an LLM in International and Comparative Law from The Georgetown University Law Center.

Renaissance Group

Renaissance Group provides investment advisory services to the Fund pursuant to the Investment Advisory Agreement dated February 15, 1994 between the Fund and Renaissance Group (the "Agreement"). Renaissance Group is also the Investment Manager of Renaissance US Growth and Income Trust, PLC, an investment trust listed on the London Stock Exchange. Renaissance Group is a registered investment adviser under the Investment Advisers Act of 1940, as amended, and is subject to the reporting and other requirements of that Act. Renaissance Group and its officers and employees devote such time to the Fund's business as is necessary for the conduct of its operations. Pursuant to the Agreement, Renaissance Group is entitled to receive a management fee of 1.75% of the Funds' assets, which is determined and paid on a quarterly basis, and an incentive fee equal to 20% of the Fund's realized capital gains net of realized capital losses and unrealized capital depreciation, which is accrued and paid on a quarterly basis. In 2000, the Fund paid Renaissance Group $1,056,483 for the management fee and $1,611,135 for the incentive fee. Neither Renaissance Group nor its affiliates are prohibited from engaging in activities outside the Fund's business. Officers and employees of Renaissance Group are compensated solely by Renaissance Group. Russell Cleveland and Barbe Butschek own 80% and 20%, respectively, of the Common Stock of Renaissance Group. The sole director of Renaissance Group is Russell Cleveland.

               CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pursuant to the Agreement, Renaissance Group serves as investment adviser to the Fund, subject to the supervision of the Board of Directors. Services provided to the Fund include assisting the Fund in the determination of the net assets, recommending the valuation of assets of the Fund to the Board subject to the Board of Directors determination, upon which the management fee and incentive fee paid to Renaissance Group are based in part. The valuations of portfolio securities are performed in accordance with generally accepted accounting principles and financial reporting policies of the Securities and Exchange Commission. In addition, from time to time, the Board of Directors reviews the valuation policies to determine their appropriateness.

Renaissance Group has formed, and may form in the future, other investment funds to make investments in companies similar to those in which the Fund invests. The determination regarding the existence of a conflict of interest between these affiliated investment funds and the Fund, and the resolution of any such conflict, vests in the Board of Directors, subject to the provisions of the 1940 Act.

                           PRINCIPAL SHAREHOLDERS

As of the record date, to the knowledge of the Fund, no person beneficially owned more than 5% of the outstanding Common Stock of the Fund.

                           AUDIT COMMITTEE REPORT

The Audit Committee of the Board of Directors (the "Audit Committee") is comprised of three directors, all of whom meet the independence and experience requirements of NASD Rule 4200(a)(15). The Audit Committee responsibilities are described in a written charter adopted by the Board of Directors which is attached as Exhibit 1 to this Proxy Statement. The Audit Committee has reviewed and discussed the Fund's audited financial statements for the fiscal year ended December 31, 2000 with the Fund's management. The Audit Committee has discussed with Ernst & Young LLP, the Fund's independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 and has discussed with Ernst & Young LLP its independence. Based on the review and discussions described above, among other things, the Audit Committee recommended to the Board of Directors that the audited financial statements of the Fund be included in the Fund's Annual Report on Form 10-K for the fiscal year ended December 31, 2000.

                                        Ernest C. Hill, Chairman
                                        Edmond O. Boshell, Jr.
                                        Peter Collins

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers and directors and persons who own more than 10% of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% beneficial owners are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file. The Fund believes that during the fiscal year ended December 31, 2000, all Section 16(a) filing requirements applicable to its officers, directors and greater than 10% beneficial owners were timely filed, except that Mr. Boshell filed late on his initial filing and on one transaction and Peter Collins filed late on one transaction.

                            SHAREHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, shareholders may present proper proposals for inclusion in the Fund's proxy statement for consideration at its 2001 Annual Meeting of shareholders by submitting proposals to the Fund in a timely manner. To be included in the proxy statement for the 2001 Annual Meeting of Shareholders, shareholder proposals must be received by the Fund by December 11, 2001 and must otherwise comply with the requirements of Rule 14a-8.

                                OTHER BUSINESS

Management knows of no other business to be presented at the Annual Meeting that will be voted on by the shareholders. If other matters properly come before the Annual Meeting or any adjournment(s), then the persons serving as proxies will vote the proxies as in their discretion they may deem appropriate.

THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000 HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. IF YOU WOULD LIKE A COPY OF THE REPORT, PLEASE CHECK THE APPROPRIATE BOX ON THE PROXY CARD AND ENCLOSE THE CARD IN THE SELF-ADDRESSED, POSTAGE PAID ENVELOPE. A COPY OF THE REPORT WILL BE FORWARDED TO YOU FREE OF CHARGE BY FIRST CLASS MAIL.

                                           By Order of the Board of Directors,

                                           /S/ Barbe Butschek
                                           -----------------------------------
                                           Barbe Butschek, Secretary
Dallas, Texas
April 11, 2001

IMPORTANT: PLEASE RETURN PROXY PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING AND WISH THEIR SHARES OF COMMON STOCK TO BE VOTED SHOULD DATE, SIGN, AND RETURN THE ACCOMPANYING PROXY CARD IN THE ENCLOSED, POSTAGE-PAID ENVELOPE.

                                                                     Exhibit 1

           CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

  I. Audit Committee Purpose

     The Audit Committee is appointed by the Board of Directors to assist the Board in fulfilling its oversight responsibilities. The Audit Committee's primary duties and responsibilities are to:

     * Recommend the appointment of the Fund's independent auditors.

     * Review the scope of their audit services and the annual results of their audits.

     * Monitor the independence and performance of the Fund's independent auditors.

     * Review the reports and recommendations of the Fund's independent auditors.

     * Provide an avenue of communication among the independent auditors, management and the Board of Directors.

     The Audit Committee has the authority to conduct any investigation appropriate to fulfilling its responsibilities, and it has direct access to the independent auditors as well as anyone in the organization. The Audit Committee has the ability to retain, at the Fund's expense, special legal, accounting, or other consultants or experts it deems necessary in the performance of its duties.

 II. Audit Committee Composition and Meetings

     Audit Committee members shall meet the requirements of the Nasdaq National Market. The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent non-executive directors, free from any relationship that would interfere with the exercise of his or her independent judgment. All members of the Committee shall have a basic understanding of finance and accounting and be able to read and understand fundamental financial statements, and at least one member of the Committee shall have accounting or related financial management expertise.

     If an Audit Committee Chair is not designated or present, the members of the Committee may designate a Chair by majority vote of the Committee membership.

     The Committee shall meet from time to time as it shall determine. The Committee may meet with management or the independent auditors to discuss any matters that the Committee may determine.

III. Audit Committee Responsibilities and Duties

     Review Procedures
     -----------------

     1. Submit the charter to the Board of Directors for approval and have the document filed at least every three years in accordance with SEC regulations.

     2. Review the Fund's annual audited financial statements prior to filing or distribution with management and independent auditors.

     3. Review with management and the independent auditors the Fund's quarterly financial results prior to the release of earnings and/or the Fund's quarterly financial statements prior to filing or distribution. Discuss any significant changes to the Fund's accounting principles and any items required to be communicated by the independent auditors in accordance with SAS 61.

Independent Auditors
--------------------

     1. The independent auditors are ultimately accountable to the Audit Committee and the Board of Directors. The Audit Committee shall review the independence and performance of the auditors and annually recommend to the Board of Directors the appointment of the independent auditors or approve any discharge of auditors when circumstances warrant.

     2. Approve the fees and other significant compensation to be paid to the independent auditors.

     3. On an annual basis, the Committee should review and discuss with the independent auditors all significant relationships they have with the Fund that could impair the auditor's independence.

     4. Prior to releasing the year-end earnings, discuss the results of the audit with the independent auditors and discuss certain matters required to be communicated to audit committees in accordance with AICPA SAS 61.

     5. Consider the independent auditor's judgments about the quality and appropriateness of the Fund's accounting principles as applied in its financial reporting.

Other Audit Committee Responsibilities
--------------------------------------

     1. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Fund's annual proxy statement.

     2. Perform any other activities consistent with this Charter, the Fund's by-laws, and governing law, as the Committee or the Board deems necessary or appropriate.

     3. Maintain minutes of meetings and periodically report to the Board of Directors on significant results of the foregoing activities.

                       Please date, sign and mail your
                     proxy card back as soon as possible.

                        Annual Meeting of Shareholders
               RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.

                                 May 18, 2001

                Please Detach and Mail in the Envelope Provided



[ ] Please mark your            PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
votes as in the example         PROMPTLY USING THE ENCLOSED ENVELOPE.



               FOR the nominee     WITHHOLD
               (except vote        AUTHORITY
               withheld for the   to vote for
               name below)        the nominee
                                               Class One Nominee:
1. Election of       [ ]             [ ]       Peter Collins
    Directors

To withhold for any individual nominee, write the nominee's name below.

-----------------------------------------------------------------------


                                             FOR        AGAINST       ABSTAIN

2. Ratify appointment of Ernst & Young LLP   [ ]          [ ]           [ ]
   as the auditor for the Fund for the
   fiscal year ending December 31, 2001.

3. In his discretion, to vote upon such      [ ]          [ ]           [ ]
   other business that may properly be
   presented at the Annual Meeting or any
   adjournment(s).

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholders. If none of the choices specified in Proposals 1 and 2 shall be marked, the named proxy is authorized and directed to vote FOR the election of the nominees named above and FOR proposal 2.

[ ] I PLAN TO ATTEND THE 8:00 A.M. ANNUAL MEETING ON MAY 18, 2001.

[ ] I plan to attend the 12:30 P.M. Lunch

[ ] I do not plan to attend the meeting

[ ] PLEASE SEND A COPY OF THE RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC
    2000 FORM 10-K

(Signature) ___________________________________________

(Printed Name) ________________________________________

Dated: __________________________________________, 2001

Note: If signing in a fiduciary or representative capacity, please give full title as such. If signing as a corporate officer, please give your full title and full name of the corporation, or if ownership is more than one name, each additional owner should sign.

              RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC.
            PROXY - Annual Meeting of Shareholders - May 18, 2001

                SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned shareholder of Renaissance Capital Growth & Income Fund III, Inc. hereby constitutes and appoints Russell Cleveland, as proxy for the undersigned, with full power of substitution and revocation, to vote for and in the name, place and stead of the undersigned, at the Annual Meeting of Shareholders of Renaissance Capital Growth & Income Fund III, Inc. to be held at the Renaissance Dallas Hotel, Dallas, Texas on Friday, May 18, 2001, at 8:00 a.m., and at any adjournments thereof, the number of votes the undersigned would be entitled to cast if present:

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

RENAISSANCE CAPITAL GROWTH & INCOME FUND III, INC. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR SHARES TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED SELF-ADDRESSED ENVELOPE.

(Continued and to be signed on the reverse side.)